     As filed with the Securities and Exchange Commission on April 17, 2000
                                                          Registration No. 333-
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           ________________________

                             RF MONOLITHICS, INC.
            (Exact name of registrant as specified in its charter)

                DELAWARE                                    76-1638027
(State or other jurisdiction of incorporation     (Employer Identification No.)
              or organization)

                     4347 Sigma Road, Dallas, Texas 75244
              (Address of Principal Executive Offices) (Zip Code)

                       1994 EMPLOYEE STOCK PURCHASE PLAN
                1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                          1997 EQUITY INCENTIVE PLAN
                          1999 EQUITY INCENTIVE PLAN
                           (Full title of the plans)

             David M. Kirk, President and Chief Executive Officer
                             RF Monolithics, Inc.
                                4347 Sigma Road
                              Dallas, Texas 75244
                                (972) 233-2903
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                        Worsham Forsythe Wooldridge LLP
                         Attn: Stephen C. Morton, Esq.
                        1601 Bryan Street, 30/th/ Floor
                              Dallas, Texas 75201

                        CALCULATION OF REGISTRATION FEE

 ========================================================================================================================
                                                                  PROPOSED              PROPOSED
  TITLE OF SECURITIES TO BE REGISTERED      AMOUNT TO BE      MAXIMUM OFFERING     MAXIMUM AGGREGATE       AMOUNT OF
                                            REGISTERED(1)    PRICE PER SHARE (2)   OFFERING PRICE(3)    REGISTRATION FEE
_________________________________________________________________________________________________________________________
Common Stock and Stock Options,           676,200 shares             $12.89           $8,716,218            $2,302.00
par value $ .001 per share.
=========================================================================================================================

(1) The aggregate number of shares to be issued pursuant to all of the plans pursuant to this registration statement.
(2) Estimated, pursuant to Rule 457(c) and (h) of the 1933 Act, solely for the purpose of determining the registration fee (based on the average of the high and low price per share of Common Stock of RF Monolithics, Inc. reported on the NASDAQ national market on April 13, 2000).

===============================================================================

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                    REGISTRATION STATEMENT ON FORM S-8 NOS.
       33-83492; 333-1420; 333-23669; 333-59643, 333-83667 AND 333-83689

     The contents of Registration Statement on Form S-8 Nos. 33-83492; 333-1420; 333-23669; 333-59643, 333-83667 and 333-83689 filed with the Securities and
Exchange Commission on August 30, 1994; February 14, 1996; March 20, 1997; July 23, 1998; July 23, 1999; and July 23, 1999, respectively, are incorporated by reference herein.

                                   EXHIBITS

     Exhibit No.                                Description
     -----------                                -----------

        5.1   Opinion of Worsham Forsythe Wooldridge LLP
       23.1   Consent of Worsham Forsythe Wooldridge LLP(contained in Exhibit
              5.1).
       23.2   Consent of Deloitte & Touche LLP
       24.1   Power of Attorney (see signature page).

                               POWER OF ATTORNEY

     Each director and/or officer of the registrant whose signature appears below hereby appoints the Agent for Service named in this registration statement as his or her attorney in fact to sign in his or her name and behalf, in any and all capacities stated below, and to file with the Securities and Exchange Commission, any and all amendments, including post-effective amendments, to this registration statement, and the registrant hereof also appoints such Agent for Service as its attorney-in-fact with like authority to sign and file any such amendments in its name and behalf.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on April 17, 2000.

                             RF MONOLITHICS, INC.

                             By:      /s/ David M. Kirk
                                ---------------------------------------------
                                David M. Kirk, President and Chief Executive
                                Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and with date indicated.

                  Signature                                      Title                              Date
                  ---------                                      -----                              ----
             /s/ David M. Kirk
----------------------------------------------
     (David M. Kirk, President and                  Principal Executive Officer and Director      April 17, 2000
     Chief Executive Officer)


            /s/ James P. Farley
----------------------------------------------
(James P. Farley, Vice President, Controller          Principal Financial Officer                 April 17, 2000
             and Secretary)                         and Principal Accounting Officer


            /s/ Michael R. Bernique
----------------------------------------------
(Michael R. Bernique, Chairman of the Board)                   Director                           April 17, 2000


           /s/ Cornelius C. Bond, Jr.
----------------------------------------------
            (Cornelius C. Bond, Jr.)                           Director                           April 17, 2000


            /s/ Dean C. Campbell
----------------------------------------------
            (Dean C. Campbell)                                 Director                           April 17, 2000


           /s/ Francis J. Hughes, Jr.
----------------------------------------------
           (Francis J. Hughes, Jr.)                            Director                           April 17, 2000

                               INDEX TO EXHIBITS


     Exhibit No.                                Description
     -----------                                -----------

        5.1    Opinion of Worsham Forsythe Wooldridge LLP
       23.1    Consent of Worsham Forsythe Wooldridge LLP (included in Exhibit
               5.1).
       23.2    Consent of Deloitte & Touche LLP
       24.1    Power of Attorney (included on signature page).